Exhibit 99.1
News release via Canada NewsWire, Toronto 416-863-9350

     Attention Business/Financial Editors:
     Vitran reports 2008 year-end and fourth quarter operating results

     <<
     -------------------------------------------------------------------------
     REMINDER:

     Vitran management will conduct a conference call and webcast today,
     February 10, 2009 at 11:00 a.m. (ET), to discuss the Company's 2008 fourth quarter results.
     Conference call dial-in: 800/732-9307 or 416/644-3415 (international)
     Live Webcast: www.vitran.com (select "Investor Relations")
     -------------------------------------------------------------------------
     >>

     TORONTO, Feb. 10 /CNW/ - Vitran Corporation Inc. (NASDAQ: VTNC, TSX:
VTN), a North American transportation and logistics firm, today announced year-end and quarterly financial results for the twelve and three-month periods ended December 31, 2008 (all figures reported in $U.S.).
     For the year ended December 31, 2008, Vitran achieved 8.3 percent revenue growth to $726.3 million, including a 4.5 percent increase in LTL (Less Than
Truckload) and a 53.3 percent rise in Logistics revenue. Net income for 2008 was $4.6 million, or $0.34 per diluted share. As announced in December of
2008, Vitran incurred a one-time noncash, $0.9 million write-off of previously capitalized syndication costs related to the bank amendment in the fourth quarter. The write-off impacted Vitran's FY EPS by $0.05. In the comparable twelve months of 2007, the Company reported net income of $13.7 million, or
$1.00 per diluted share, on revenue of $670.5 million.
     In the 2008 fourth quarter, Vitran reported revenue of $154.2 million,
11.5 percent below the $174.3 million achieved in the year-ago period. During the three months, the Company incurred a net loss of $3.2 million, or $0.23 per diluted share, including the impact of the aforementioned write-off of previously capitalized syndication costs. In the comparable 2007 three-month period, Vitran recorded net income of $1.7 million, or $0.12 per diluted share.
     "Although we are disappointed with the financial results, the fourth quarter of 2008 marked another period of significant achievements for Vitran in the face of an unmistakable retraction in the entire North American economy and transportation industry. We are very pleased to have completed the final steps of our U.S. LTL operating integration with the amalgamation of redundant workforces and facilities in the overlap legacy PJAX and Vitran Express operating regions," stated Vitran President and Chief Executive Officer Rick
Gaetz.
     "With this physical integration behind us we have taken the necessary steps to abate the economic downturn and position Vitran to weather the current economic storm. We have improved our linehaul infrastructure, which has led to a reduction in miles and improvement in service, downsized our labour force and listed redundant facilities for sale. Moreover, we have commenced an aggressive integrated inter-regional sales program; and, in the existing environment, management continues to be focused on cost reduction."
     "Lastly, our Logistics segment turned in a rewarding fourth quarter and fiscal year for 2008. LVLA, our December 2007 Logistics acquisition, performed on plan, and we remain optimistic about its long-term possibilities. That being said, I am pleased to announce the Logistics segment has added a new dedicated distribution facility for an existing client in California. The facility commenced operations on February 1, 2009 and will contribute to our results in the year," Mr. Gaetz concluded.

     Segmented Results

     Income from operations at Vitran's LTL (less-than-truckload) segment during the 2008 fourth quarter was negative $4.7 million, with an OR
(operating ratio) of 103.7 compared to Q4 '07 operating income of $2.2 million and a 98.5 OR. Shipments declined 8.7 percent in the LTL segment and tonnage fell 6.9 percent during the period. Revenue per shipment rose 0.9 percent and revenue per hundred-weight decreased 1.1 percent.
     Vitran Logistics posted an increase in revenue of 1.7 percent to $18.6 million, a 5.9 percent rise in income from operations to $1.4 million and a
92.6 OR. The Truckload segment had a modest increase in revenue of 2.6 percent and posted a 96.5 OR.

     Financial Accounting

     As at the date of this release, due to the deteriorating macro-economic environment, declines in the stock market and in the Company's common stock, the Company has experienced a significant decline in its market capitalization. As a result, management is still in the process of updating and reassessing their goodwill valuation testing from September 30, 2008.

     Upcoming Investor Conference

     CEO Rick Gaetz and CFO Sean Washchuk will address BB&T Capital Markets'
24th Annual Transportation Conference, which takes place at the Biltmore Hotel in Coral Gables, FL on February 11th. The presentation, at 11:45 a.m. ET, will be webcast live and subsequently archived at the 'Investor Relations' section of www.vitran.com.

     About Vitran Corporation Inc.

     Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc.
(NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

     This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and
applicable Canadian securities laws. Forward-looking statements may be generally identifiable by use of the words "believe", "anticipate", "intend",
"estimate", "expect", "project", "may", "plans", "continue", "will", "focus should" "endeavor" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on current expectations and are naturally subject to uncertainty and changes in circumstances that may cause actual results to differ materially from those expressed or implied by such forward-looking statements.
     Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Vitran's actual results, performance or achievements to differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to, technological change, increases in fuel costs, regulatory changes, the general health of the economy, seasonal fluctuations, unanticipated changes in railroad capacities, exposure to credit risks, changes in labour relations and competitive factors. More detailed information about these and other factors is included in the annual MD&A on Form 10K under the heading "General Risks and Uncertainties." Additional information regarding non-GAAP measures is also included on Form 10K. Many of these factors are beyond the Company's control; therefore, future events may vary substantially from what the Company currently foresees. You should not place undue reliance on such forward-looking statements. Vitran Corporation Inc.
does not assume the obligation to revise or update these forward-looking statements after the date of this document or to revise them to reflect the occurrence of future unanticipated events, except as may be required under applicable securities laws.

     <<
                         (financial statements follow)

                            Vitran Corporation Inc.
                          Consolidated Balance Sheets
                (in thousands of United States dollars, US GAAP)

                                                         Dec. 31,     Dec. 31,
                                                            2008         2007

     Assets
     Current assets:
       Accounts receivable                                65,741       74,261
       Inventory, deposits and prepaid expenses           12,063       11,325
       Income and other taxes recoverable                    792        2,232
       Deferred income taxes                               1,877        2,599
                                                       ----------   ----------
                                                          80,473       90,417

     Property and equipment                              152,602      169,062
     Intangible assets                                    13,279       13,645
     Goodwill                                            124,408      124,375
                                                       ----------   ----------
                                                       $ 370,762    $ 397,499
                                                       ----------   ----------
                                                       ----------   ----------
     Liabilities and Shareholders' Equity
     Current liabilities:
       Bank overdraft                                  $   3,912    $     390
       Accounts payable and accrued liabilities           63,495       67,468
       Current portion of long-term debt                  16,925       18,144
                                                       ----------   ----------
                                                          84,332       86,002

     Long-term debt                                       93,477      109,831
     Other                                                 4,540        3,512
     Deferred income taxes                                 1,326        7,810

     Shareholders' equity:
       Common shares                                      77,500       77,246
       Additional paid-in capital                          3,525        2,436
       Retained earnings                                 109,097      104,478
       Accumulated other comprehensive income             (3,035)       6,184
                                                       ----------   ----------
                                                         187,087      190,344
                                                       ----------   ----------
                                                       $ 370,762    $ 397,499
                                                       ----------   ----------
                                                       ----------   ----------

                  (Consolidated Statements of Income follows)

                            Vitran Corporation Inc.
                       Consolidated Statements Of Income
                                  (Unaudited)
     (in thousands of United States dollars except per share amounts, US GAAP)

                                    Three Months           Twelve Months
                                   Ended Dec. 31,          Ended Dec. 31,

                                  2008        2007        2008        2007
                                  ----        ----        ----        ----

     Revenues                  $  154,235  $  174,310  $  726,337  $  670,517
     Operating expenses           138,268     150,401     629,883     565,094
     Selling, general and
      administrative expenses      14,885      16,071      65,737      62,086
     Other income                     (38)       (307)       (326)       (432)
     Depreciation and
      amortization expense          5,056       5,395      21,024      20,770
                               ----------- ----------- ----------- -----------
                                  158,171     171,560     716,318     647,518

     Income (loss) from
      operations before
      undernoted                   (3,936)      2,750      10,019      22,999

     Interest expense, net          2,813       1,922       9,223       8,426

     Income (loss) from
      operations before
      income taxes                 (6,749)        828         796      14,573

     Income taxes (recovery)       (3,591)       (841)     (3,823)        863
                               ----------- ----------- ----------- -----------
     Net income (loss)         $   (3,158) $    1,669  $    4,619  $   13,710
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Basic income (loss)
      per share -
       Net income (loss)       $    (0.23) $     0.12  $     0.34  $     1.02
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Diluted income (loss)
      per share -
       Net income (loss)       $    (0.23) $     0.12  $     0.34  $     1.00
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Weighted average
      shares outstanding
       Basic                   13,498,159  13,457,619  13,485,132  13,458,786
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
       Diluted                 13,604,578  13,621,272  13,626,269  13,651,799
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

                       (Statements of Cash Flows follow)

                            VITRAN CORPORATION INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)
                (In thousands of United States dollars, US GAAP)

                                   Three       Three       Twelve      Twelve
                                   months      months      months      months
                                   Ended       Ended       Ended       Ended
                                  Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
                                    2008        2007        2008        2007
     Cash provided by (used in):
     Operations:
       Net income (loss)       $   (3,158) $    1,669  $    4,619  $   13,710
       Items not involving
        cash from operations:
         Depreciation and
          amortization expense      5,056       5,395      21,024      20,770
         Deferred income taxes     (4,015)       (762)     (3,932)       (775)
         Share-based
          compensation expense        241         277       1,089         997
         Gain on sale of
          property and equipment      (38)       (307)       (326)       (432)
       Change in non-cash
        working capital
        components                 15,625          28       5,772      (1,274)
                               ----------- ----------- ----------- -----------
                                   13,711       6,300      28,246      32,996

     Investments:
     Purchase of property and
      equipment                    (1,497)     (5,992)    (12,337)    (22,870)
     Proceeds on sale of
      property and equipment          185         619       1,572         931
     Additional payment due to
      acquisition of subsidiary    (3,250)     (1,980)     (3,250)     (8,901)
     Acquisition of subsidiary,
      net                               -      (5,990)          -      (5,990)
                               ----------- ----------- ----------- -----------
                                   (4,562)    (13,343)    (14,015)    (36,830)

     Financing:
     Revolving credit facility
      and bank overdraft           (5,278)      9,203       3,063      22,793
     Repayment of long-term debt   (2,488)     (2,359)    (10,214)     (9,124)
     Financing costs               (1,007)       (275)     (1,007)       (917)
     Repayment of capital leases   (1,582)     (2,670)     (7,902)     (7,842)
     Issue of common shares upon
      exercise of stock options         -           -         254         403
     Repurchase of common shares        -        (403)          -        (403)
                               ----------- ----------- ----------- -----------
                                  (10,355)      3,496     (15,806)      4,910

     Effect of translation
      adjustment on cash            1,206        (272)      1,575      (2,530)
                               ----------- ----------- ----------- -----------
     Increase (decrease) in
      cash position                     -      (3,819)          -      (1,454)
     Cash position, beginning
      of period                         -       3,819           -       1,454
                               ----------- ----------- ----------- -----------
     Cash position, end of
      period                   $        -  $        -  $        -  $        -
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Change in non-cash working
      capital components:
       Accounts receivable     $   27,509  $   10,114  $    8,520  $   (5,254)
       Inventory, deposits and
        prepaid expenses               99        (341)        269         975
       Income and other taxes
        recoverable/payable           639      (1,425)        956      (2,157)
       Accounts payable and
        accrued liabilities       (12,622)     (8,320)     (3,973)      5,162
                               ----------- ----------- ----------- -----------
                               $   15,625  $       28  $    5,772  $   (1,274)
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Supplemental cash flow
     ----------------------
      information
      -----------
       Capital lease additions $        -  $    2,055  $    1,016  $   10,356

                  (additional financial information follows)

                 Supplementary Segmented Financial Information
                          (000's of $U.S.) (Unaudited)

     ------------------------------------  -----------------------------------
     For the quarter                       For the quarter
      ended Dec. 31, 2008                   ended Dec. 31, 2007
     ------------------------------------  -----------------------------------
                       Inc. from                            Inc. from
              Revenue  Operations    OR%           Revenue  Operations    OR%
     ------------------------------------  -----------------------------------
     LTL      127,130    (4,741)   103.7   LTL     147,731     2,233     98.5
     ------------------------------------  -----------------------------------
     LOG       18,581     1,371     92.6   LOG      18,267     1,295     92.9
     ------------------------------------  -----------------------------------
     TL         8,524       299     96.5   TL        8,312       559     93.3
     ------------------------------------  -----------------------------------

     ------------------------------------  -----------------------------------
     For the twelve months                 For the twelve months
      ended Dec. 31, 2008                   ended Dec. 31, 2007
     ------------------------------------  -----------------------------------
                       Inc. from                            Inc. from
              Revenue  Operations    OR%           Revenue  Operations    OR%
     ------------------------------------  -----------------------------------
     LTL      610,933     8,980     98.5   LTL     584,786    23,153     96.0
     ------------------------------------  -----------------------------------
     LOG       81,030     4,373     94.6   LOG      52,845     3,271     93.8
     ------------------------------------  -----------------------------------
     TL        34,374     1,307     96.2   TL       32,886     1,678     94.9
     ------------------------------------  -----------------------------------

                     LTL SEGMENT - Statistical Information
                                  (Unaudited)

                             For the quarter ended
                               December 31, 2008
              --------------------------------------------------
                                         LTL          Q. over Q.
              ($U.S.)                  Division      % Change(x)
              --------------------------------------------------
              Revenue (000's)       $    127,130          (13.9)
              --------------------------------------------------
              No. of Shipments           884,560           (8.7)
              --------------------------------------------------
              Weight (000's lbs)       1,336,949           (6.9)
              --------------------------------------------------
              Revenue per shipment  $     143.72            0.9
              --------------------------------------------------
              Revenue per CWT       $       9.51           (1.1)
              --------------------------------------------------

                                 Year-to-date
                               December 31, 2008
              --------------------------------------------------
                                         LTL         Yr.-to-date.
              ($U.S.)                  Division      % Change(x)
              --------------------------------------------------
              Revenue (000's)       $    610,933            4.5
              --------------------------------------------------
              No. of Shipments         3,930,049           (2.7)
              --------------------------------------------------
              Weight (000's lbs)       5,979,270           (0.2)
              --------------------------------------------------
              Revenue per shipment  $     155.45            7.5
              --------------------------------------------------
              Revenue per CWT       $      10.22            4.7
              --------------------------------------------------

     (x) All % changes have been normalized for the impact of foreign exchange fluctuation, period over period
     >>

     %SEDAR: 00004231E          %CIK: 0000946823

     /For further information: Richard Gaetz, President/CEO, Sean Washchuk, VP
Finance/CFO, Vitran Corporation Inc., (416) 596-7664/
     (VTNC VTN.)

CO:  Vitran Corporation Inc.

CNW 06:00e 10-FEB-09